Exhibit 99.2

Loan Disclosure Presentation March 31, 2020 atlanticcapitalbank.com NASDAQ TICKER: ACBI

Forward-Looking Statements Disclaimer This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of our beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “project,” “expect,” “intend,” “plan,” or words or phases of similar meaning. Forward-looking statements may include, among other things, statements about Atlantic Capital’s confidence in its strategies and its expectations about financial performance, the impact of COVID-19 on operations, market growth, market and regulatory trends and developments, acquisitions and divestitures, new technologies, services and opportunities and earnings. The forward-looking statements are based largely on Atlantic Capital’s expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond Atlantic Capital’s control. Atlantic Capital undertakes no obligation to publicly update any forward-looking statement to reflect developments occurring after the statement is made, except as otherwise required by law. Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements as a result of, among other factors, the risks and uncertainties described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Atlantic Capital’s Annual Report on Form 10-K, as supplemented by our Current Report on Form 8-K filed on April 23, 2020, and Quarterly Reports on Form 10-Q. Please refer to the SEC’s website at www.sec.gov where you can review those documents. 2

atlanticcapitalbank.com Credit Overview • Credit quality remained strong in the first quarter • Annualized net charge-offs to average loans totaled 0.04% • Non-performing assets totaled 0.27% of total assets • Allowance for loan losses was 1.29% of total loans compared to 0.99% at December 31, 2019 • Included a reduction of $854,000 due to CECL adoption on January 1, 2020 • First quarter provision for loan losses totaled $7.4 million • Borrower assistance • Paycheck Protection Program – 606 loans totaling $223 million approved in initial phase • Payment Deferrals - 311 loans totaling $389 million of outstandings (20% of total loans) under 90 day deferral • CARES Act Subsidy - SBA will make next 6 payments for approximately $125 million in existing SBA outstandings • Closely monitoring Hotel, Restaurant and Retail portfolios • Historically targeted strategies in each focusing on specific loan types and top tier borrowers/concepts • 39% of hotel outstandings are SBA guaranteed or SBA 504 loans • 87% of restaurant outstandings are in Franchise Finance, primarily split between Dunkin’ and other QSRs • 63% of retail outstandings are in industries determined to be essential businesses by most states • Cautiously considering any new loan exposure outside PPP across industries 3

atlanticcapitalbank.com Summary of Loan Portfolio Borrowers by State 2 Total Bank Loans Top 10 Commercial Industry Concentrations 1 CRE Concentrations by Property Type GA $1,230MM, 65% FL $118MM, 6% TN $91MM, 5% CA $82MM, 4% NC $35MM, 2% Other $336MM, 18% (GA 80% if exclude SBA, Franchise, TriNet) Retail $160MM, 23% Hotel $113 MM, $16% Office $111MM, 16% Multi-family $96MM, 14% Industrial $83MM, 12% Specialty Housing $46MM, 7% Developed Land $30MM, 4% Other $55MM, 8% Restaurants and food $177MM, 16% Retail $150MM, 13% Manufacturing $139MM, 12% Wholesale $107MM, 10% Finance and insurance $67MM, 6% Other services $64MM, 6% Transportation $62MM, 6% Construction $55MM, 5% Administrative support $55MM, 5% Real estate rental $36MM, 3% • Commercial focused loan portfolio 1 • 58% Commercial • 36% CRE • 6% Consumer • Granular portfolio • Average loan size $616,000 2 • 21 loans larger than $10 million outstanding 1 Commercial includes C&I, Owner-Occupied CRE; CRE includes Non-owner occupied CRE, Multifamily, Construction 2 Excludes fintech partnership consumer loans 4

atlanticcapitalbank.com Hotel Portfolio • $113 million outstanding, $152 million commitments • 53% CRE with select known developers, 39% SBA guaranteed or SBA 504 • 90% large national brands • Average loan size $2.9 million • $42 million (37%) under deferral • No non-accrual or classified as of 3/31/20 Hotel Loans by State Hotel Portfolio Highlights Hotel Loans by Type Hotel Loans by Brand CRE $60MM, 53% SBA 504 $22MM, 19% SBA guaranteed $22MM, 20% SBA unguaranteed $9MM, 8% Hilton $39MM, 35% Marriott $27MM, 24% Hyatt $21MM, 19% InterContinental $14MM, 12% Other $12MM, 10% GA $38MM, 33% SC $12MM, 11% TN $52MM, 46% NC $5MM, 4% FL $4MM, 4% Other $2MM, 2% 5

atlanticcapitalbank.com Restaurant Portfolio Restaurant Loans by State Restaurant Portfolio Highlights Restaurant Loans by Concept Restaurant Loans by Type • $176 million outstanding, $193 million commitments • Targeted Franchise strategy with concepts we know well • 97% QSR, most operating via drive-thru and delivery • Other QSR comprised of approximately 20 concepts, none over $10MM outstanding • Average loan size $748,000 • $131 million (74%) under deferral • No non-accrual; < $1 million classified as of 3/31/20 GA $52MM, 30% FL $36MM, 20% NJ $16MM, 9% IL $13MM, 7% MD $10MM, 6% MO $9MM, 5% NY $6MM, 3% NC $5MM, 3% OR $5MM, 3% Other $24MM, 14% Dunkin’ $83MM, 47% Other QSR $87MM, 50% Full service $6MM, 3% SNC $9MM, 5% Franchise finance $151MM, 86% C&I $1MM, 1% CRE $5MM, 3% SBA $5MM, 3% TriNet $5MM, 2% 6

atlanticcapitalbank.com Retail Portfolio Retail Loans by State Retail Portfolio Highlights Retail Loans by Industry ($ in millions) GA $95MM, 33% *CA $68MM, 24% NC $17MM, 6% VA $15MM, 5% NY $12MM, 4% TN $11MM, 4% FL $11MM, 4% Other $60MM, 20% *All of the CA exposure is related to TriNet. • $289 million outstanding, $315 million commitments • 63% in industries deemed essential businesses by most states • 85% of TriNet is drug stores and dollar stores • Average loan size $1.2 million • $45 million (16%) under deferral • $200,000 non-accrual; $2.4 million classified as of 3/31/20 Industry TriNet CRE SNC Franchise SBA C&I Total % of Retail Loans Pharmacies and Drug Stores $ 68 $ - $ - $ - $ - $ - $ 68 24% Gasoline Stations with C Stores - 34 10 --- 44 15% Automotive Parts and Accessories Stores 4 -- 34 -- 38 13% All Other General Merchandise Stores 33 ----- 33 11% Lessors of Nonresidential Buildings (Retail CRE) - 30 ---- 30 10% New Car Dealers - 16 ---- 16 6% Optical Goods Stores -- 12 --- 12 4% Sporting Goods Stores -- 9 --- 9 3% Family Clothing Stores -- 8 --- 8 3% Other 14 3 6 - 6 2 31 11% Total $ 119 $ 83 $ 45 $ 34 $ 6 $ 2 $ 289 % of Retail Loans 41% 29% 15% 12% 2% 1% 100% 7

atlanticcapitalbank.com Shared National Credit Portfolio SNC Portfolio Highlights SNC Portfolio by Industry • $190 million outstanding, $264 million commitments • Average commitment $12 million • 17% Highly Leveraged Transactions (outstandings) • No non-accrual or classified as of 3/31/20 Aluminum extruded product mfg. $17MM, 9% Air, rail and water transportation $18MM 10% Financial transaction processing $14MM, 7% Employee leasing services $12MM, 6% Optical goods stores $11MM, 6% Commercial printing $10MM, 5% Gas stations with C stores $10MM, 5% Ready-mix concrete manufacturing $10MM, 5% Electronic computer manufacturing $9MM, 5% Limited service restaurants $9MM, 5% Sporting goods stores $9MM, 5% Family clothing stores $7MM, 4% Paint/varnish supplies merchant wholesalers $7MM, 4% Continuing care retirement $12MM, 6% SNC Loans by State GA $65MM, 34% FL $35MM, 18% TN $21MM, 11% MO $18MM, 9% NC $14MM, 7% DE $14MM, 7% AZ $12MM, 6% TX $9MM, 5% AL $2MM, 1% Electronic shopping $6MM, 3% Wine and distilled alcoholic beverage wholesale $6MM, 3% Crushed and broken limestone mining and quarrying $6MM, 3% Other $17MM, 9% 8